P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 1 Review of Fourth Quarter & F’14 Results Matt Mannelly, CEO & President Ron Lombardi, CFO May 15, 2014 Exhibit 99.2

Safe Harbor Disclosure

This presentation contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company's growth strategies, competitive position, product development and acquisitions, business trends, creation of shareholder value, ability to integrate the Insight and Hydralyte acquisitions, the timing of closing and the impact of the Insight acquisition, the growth and market position of the Company's brands, and the Company's future financial performance. Words such as "continue," "will," "expect," "anticipate," "likely," "estimate," "may," "should," "could," "would," and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company's expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, failure to satisfy the closing conditions for the Insight acquisition, the failure to successfully integrate the Insight or Hydralyte businesses or future acquisitions, the failure to successfully commercialize new and enhanced products, the severity of the cough/cold season, general economic and business conditions, competitive pressures, the effectiveness of the Company's brand building investments, fluctuating foreign exchange rates, and other risks set forth in Part I, Item 1A. Risk Factors in the Company's Annual Report on Form 10-K for the year ended March 31, 2013 and Part II, Item 1A in the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2013. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise.

PrestigeBrands PRESTIGE BRANDS Fourth Quarter & F'14 Results 2

FY2014: Delivering Against the Drivers of Our Stated Long-Term Value-Creation Strategy

Core OTC Growth Exceeding Industry Average + **High Free Cash Flow Generation** + **Proven and Repeatable M&A Strategy**

Brand Building

Clear eyes, BC, Goody's, Dramamine, FESS

Transitional Year Factors

1. Retailer Dynamics
2. Competitive Product Returns
3. Cough/Cold Dynamics

High EBITDA Margins

Significant Tax Attributes

Minimal CapEx

→ High Free Cash Flow

$129 MM(1)

Care Pharmaceuticals

Hydralyte

insight Pharmaceuticals

Adjusted E.P.S of $1.53(1) Above High End of Prior Guidance of $1.48 to $1.52

Notes:
(1) Non-GAAP financial measures are reconciled in schedules in our earnings release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands

PRESTIGE BRANDS Fourth Quarter & F'14 Results 3

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 4 Agenda for Today’s Discussion I. Perspective on the OTC Environment II. Brand Building In Action III. Performance Highlights and Financial Overview IV. Outlook and Road Ahead: FY2015

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 5 I. Perspective on the OTC Environment

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 6 OTC Becoming Increasingly Attractive to Key Consumer Health Players… Global OTC / Consumer Health Industry

...Resulting in an Accelerated Pace of OTC M&A Activity...

Acquirer	Acquired	Highlights
Reckitt Benckiser	K-Y	▪ Leading global franchise ($100MM+ brand scale) ▪ Highly complementary to existing franchise
GlaxoSmithKline	Novartis	▪ Unique JV structure in combination with Rx asset swap ▪ Formation of leading global platform
Prestige Brands	Hydralyte	▪ Second cross-border acquisition ▪ Australasia platform expansion
Prestige Brands	Insight Pharmaceuticals	▪ New scale feminine care platform ▪ Addition of $100MM+ brand
Bayer	Merck	▪ Second largest OTC transaction ever ▪ Complementary platforms with strategic pharma collaboration

PrestigeBrands PRESTIGE BRANDS Fourth Quarter & F'14 Results 7

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 8 …With Prestige Positioning Itself for Future Success Dollar values in billions Source: Euromonitor (~$26BN North American OTC Retail Sales; 2013) Note: Adjusted for announced and pending M&A. $3.1 $2.7 $1.7 $1.6 $1.4 $1.3 $1.3 $1.0 $1.0 $0.9 $0.9 $0.8 $0.7 $0.4 $0.3 $0.2 North American OTC Retail Sales #6 #9

Prestige Continues to be an Aggressive and Disciplined Acquirer

	Blacksmith Brands	Dramamine	gsk GlaxoSmithKline	Care Pharmaceuticals	Hydralyte	Insight Pharmaceuticals
Key Brands	Luden's, Efferdent, PediaCare	Dramamine	BC, Debrox, beano, Goody's, Gaviscon	FESS	Hydralyte	Monistat, ept, Nix
# of Key Brands:	3	1	5	1	1	3
Source:	Private Equity	Large U.S. Pharma	Large U.K. Pharma	Private	Private	Private Equity
Type of Transaction:	Going Concern	Brand Sale	Carve-Out	Going Concern	Brand Sale	Going Concern
Process:	Exclusive	Semi-Exclusive	Competitive	Exclusive	Competitive	Exclusive

Different Types of Transactions

Different Deal Dynamics

Different Types of Counterparties

Different Challenges

PrestigeBrands
PRESTIGE BRANDS Fourth Quarter & F'14 Results 9

Perspectives on the OTC Marketplace Going Forward

- OTC market **continues to attract interest** from pharma companies and large CPG companies alike
- Appeal of OTC assets resides, among others, in **predictable growth and high gross margin, EBITDA margins and cash flow**
- **Scarcity of valuable brands and quality portfolios** likely to result in increased value placed on OTC assets
- **Consolidation likely to continue**

PrestigeBrands **Ready and Able to Capitalize on New Market Opportunities**

Aggressive and Disciplined	Well Established M&A Criteria	Successful Value Creation Strategy	Continued M&A Growth Ambitions

PrestigeBrands PRESTIGE BRANDS Fourth Quarter & F'14 Results 10

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 1 1 II. Brand Building In Action

FY2014: Continued Emphasis on Brand Building in a Transitional Year

Brand Building

Clear eyes

Dramamine
MOTION SICKNESS RELIEF

BC Goody's

FESS

Transitional Year Factors

1. Retailer Dynamics
2. Competitive Product Returns
3. Cough/Cold Dynamics



Other
3%
Cough/Cold & GI Category Dynamics
27%
Retailer Dynamics
38%
32%
Competitive Product Returns

PrestigeBrands
PRESTIGE BRANDS Fourth Quarter & F'14 Results 12

Marketing Initiatives Designed to Boost Consumption and Share Gains

Impactful TV Advertising


Clear eyes
I trust my eyes to
Clear Eyes!

- **Entering allergy season** with a focus on **Clear Eyes Complete**

Strong Digital Presence


Clear eyes
Dry eyes. Irritated eyes. Itchy eyes. Not my eyes!
"I trust my eyes to Clear Eyes"

- Steady traffic on Facebook, Twitter and the Clear Eyes Website with **thousands of visits and page views**

Eye Catching Display Units


SEASONAL
EYE IRRITATIONS?
TRUST YOUR EYES TO
Clear eyes
• UP TO 8 HOURS OF SOOTHING COMFORT

- **Create visual impact** and sales at retail

PrestigeBrands PRESTIGE BRANDS Fourth Quarter & F'14 Results 13

Reinforced Position as #1 OTC in Redness Treatment

Clear eyes

Market Position

#1

~40% Market Share

Consumption Growth


5.7%
4.0%
Q4
FY2014

Market Share Gains


1.7%
0.7%
Q4
FY2014

Source: IRI multi-outlet + convenience retail sales (redness eye drops category) as of March 23, 2014.
Note: Data reflects retail dollar sales percentage growth versus prior period.

PrestigeBrands
PRESTIGE BRANDS Fourth Quarter & F'14 Results 14

Innovation Drives Brand Growth in Motion Sickness

Dramamine
MOTION SICKNESS RELIEF

Innovation



#1 Pharmacist Recommended Brand
Ages 2-12
Safe, Precise Dose
Children's Chewable Formula
Dramamine®
MOTION SICKNESS RELIEF
for kids
Dramamine
MOTION SICKNESS RELIEF
for kids
NEW!
• Treats symptoms on the spot
• Prevents nausea, dizziness & vomiting
Dye Free
8 Chewable Tablets
Travel Case
Grape Flavor

Digital Hyper-Targeting

Zero in on motion sickness sufferers who treat with the wrong product

Google

YouTube

Undertone

We start with you



Dramamine
Dramamine

Retail Execution

Secondary Placement

Mass



Dramamine
MOTION SICKNESS RELIEF
Dramamine

Drug



DON'T LET MOTION SICKNESS RUIN YOUR TRIP.
Dramamine

Trial Travel Section



ORIGINAL FORMULA
Dramamine
MOTION SICKNESS RELIEF
DUAL ACTION
1. TREATS SYMPTOMS ON THE SPOT
2. PREVENTS NAUSEA, DIZZINESS & VOMITING
4 TABLETS

PrestigeBrands

PRESTIGE BRANDS Fourth Quarter & F'14 Results 15

Dramamine: Full Speed Ahead in a Challenging Year

Dramamine MOTION SICKNESS RELIEF

Total Dramamine



Dramamine
Y/Y Consumption Growth
9.4%
9.8%
Q4
FY2014

- Latest 52 weeks share gain of **+1.5** points
- 3 Year Consumption CAGR of **+8.3%**

Less Drowsy Segment



Dramamine
17.3%
13.9%
Q4
FY2014

- Existing products continue to gain share
- Latest 52 weeks share gain of **+1.0** points

Kids Segment



Dramamine
21.1%
57.3%
Q4
FY2014

- Kids product innovation continues to grow

Source: IRI multi-outlet retail dollar sales growth as of March 23, 2014.
Note: Data reflects retail dollar sales percentage growth versus prior period.

PrestigeBrands

PRESTIGE BRANDS Fourth Quarter & F'14 Results 16

Progress Toward Another $100MM Platform
Net Revenue Growth +16% in Two Years

NPD and Innovation

- Goody's Headache Relief Shot
- BC Cherry new product




500
POWERED BY Kroger
MARTINSVILLE SPEEDWAY

Sponsorships

- Goody's Headache Relief Shot 500 Race
- Dale Earnhardt Jr. and Goody's Paint Scheme
- SEC (BC 2013)
- Southern League (BC 2014)
- Billboards

Distribution / Consumption

- #1 Analgesic in C-store
- National distribution at Dollar General, Family Dollar, K-Mart, Hudson News, Pilot, etc.


There's Fast, Then There's Goody's Fast.™
Goody's
EXTRA STRENGTH

Promotions / Social Media

- "Fastest" fan contest
- Goody's and Twitter
- Dale Jr. and Richard Petty sweepstakes
- SEC sweepstakes
- Mobile marketing (Goody's and BC)


#FastestFan Contest
"I'm looking for my Fastest Fan!"

PrestigeBrands
PRESTIGE BRANDS Fourth Quarter & F'14 Results 17

Australian Brand Focus: Fess® Saline Sprays from Care Pharma

- FESS leads the nasal saline spray category in Australia with a portfolio of nasal sprays and washes to relieve congestion and help clean and clear blocked noses naturally
- Care Pharmaceuticals has driven the exceptional growth of this brand and the category by targeting **a FESS product to suit every nose, from newborn baby to adult**

Stream of Innovation

Year	Innovation
2010	Fess Sinu-Cleanse
2011	Adult Spray with Eucalyptus
2012	Preservative Free Adult Spray
2012	Preservative Free Little Noses

Expanded Brand Support



Public Relations
Health Care Professional Detailing
Advertising
Extensive Sampling
In-Store
Partnerships
Digital 2011
TV and Print 2014

PrestigeBrands
PRESTIGE BRANDS Fourth Quarter & F'14 Results 18

Leading Category Position Supported by Innovation and Increased Brand Investment

FESS

Market Position

#1

~64% Saline Market Share

~81% Baby Saline Market Share

Consumption Growth



9%
2%
6%
13%
FESS
3-Yr CAGR
FESS
Total
fess Little Noses
FESS Sinu-Cleanse

Note: Data reflects retail MAT dollar sales as of March.
Source: IMS Australian Proprietary Index Data MAT MAR 2014.

PrestigeBrands
PRESTIGE BRANDS Fourth Quarter & F'14 Results 19

Transitional Factors That Impacted 2H Performance Expected to Moderate Over Medium/Long-Term

1 Retailer Inventory Adjustments

- Soft foot traffic resulting in retailers reducing inventories for multiple quarters
  - Not sustainable long-term



Leading Mass Retailer(2)
(1.7%)
Latest Quarter
Leading Drug Retailer(2)
(1.4%)
Latest Quarter

2 Competitive Product Returns

- Impact of recalled pediatric product return expected to stabilize after two seasons

3 Cough/Cold Season Dynamics(1)

- Extreme seasonal swings during last two years for cough/cold incidence



vs. Prior Season
(11.5%)
vs. 5-Year Avg.
(7.2%)

Notes:
(1) Seasonal cough, cold, flu data levels from October 2013 through April 2014.
(2) Leading mass and leading drug company filings; represents year-over-year customer traffic growth for most recent quarter.

PrestigeBrands
PRESTIGE BRANDS Fourth Quarter & F'14 Results 20

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 2 1 III. Performance Highlights and Financial Overview

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 2 2 $154.5 $53.5 $35.4 $144.3 $48.7 $34.5 Net Revenue Adjusted EBITDA Adjusted EPS Summary Q4 Financial Performance Dollar values in millions, except per share data Notes: (1) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the “About Non-GAAP Financial Measures” section. (2) Free cash flow is a non-GAAP financial measure and is also reconciled to reported net income on page 26. Q4 FY’14 Q4 FY’13 (6.6%) (8.9%) (2.8%) (2.4%) (1) (1) Free Cash Flow(1,2) $0.36 $0.35

Q4 Consolidated Financial Summary

Q4 FY'14

	Q4 FY'14	Q4 FY'13	% Chg
Net Revenue	**$ 144.3**	**$ 154.5**	***(6.6%)***
Adj. Gross Margin[(1)]	80.0	88.1	*(9.1%)*
% Margin	*55.5%*	*57.0%*	
A&P	18.7	23.3	*(19.5%)*
% Net Revenue	*13.0%*	*15.1%*	
Adj. G&A[(1)]	12.6	11.4	*11.4%*
% Net Revenue	*8.8%*	*7.3%*	
Adjusted EBITDA[(1)]	**$ 48.7**	**$ 53.5**	***(8.9%)***
% Margin	*33.7%*	*34.6%*	
D&A	3.3	3.3	*(0.2%)*
% Net Revenue	*2.3%*	*2.1%*	
Adj. Operating Income[(1)]	45.4	50.4	*(9.5%)*
% Net Revenue	*31.5%*	*32.5%*	
Adjusted Net Income[(1)]	**$ 18.6**	**$ 18.6**	***(0.1%)***
Adjusted Earnings Per Share[(1)]	**$ 0.35**	**$ 0.36**	***(2.8%)***
Earnings Per Share - As Reported	**$ 0.30**	**$ 0.37**	***(18.9%)***
Net Income - As Reported	**$ 16.0**	**$ 19.3**	***(17.3%)***

Comments

- Net Revenue declined $10.2 million, or 6.6%, largely due to the impact of retailer inventory adjustments, competitive product returns and lower cough/cold season dynamics
- Gross margin decreased 1.5pts to 55.5% of Net Revenue due to shifts in household and OTC mix and the timing of merchandising and promotional activities compared to the prior year
- A&P decreased to 13.0% of Net Revenues largely due to timing changes in new product spending and promotional timing
- G&A as a percentage of Net Revenue increased 1.5 pts. to 8.8% as a result of lower sales and the acquisition of Care
- Adjusted Net Income was flat versus year ago as the impact of lower volume was offset by lower interest expense and taxes
- Adjusted earnings per share decline of 2.8%

Dollar values in millions, except per share data

Notes:

(1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands PRESTIGE BRANDS Fourth Quarter & F'14 Results 23

FY'14 Consolidated Financial Summary

FY'14

	FY'14	FY'13	% Chg
Adjusted Net Revenue[1][2]	**$ 601.9**	**$ 624.0**	***(3.5%)***
Adj. Gross Margin[2]	341.0	353.3	*(3.5%)*
% Margin	*56.7%*	*56.6%*	
A&P	89.5	90.6	*(1.3%)*
% Adj. Net Revenue	*14.9%*	*14.4%*	
Adj. G&A[2]	47.4	45.0	*5.2%*
% Adj. Net Revenue	*7.9%*	*7.2%*	
Adjusted EBITDA[2]	**$ 204.2**	**$ 217.6**	***(6.2%)***
% Margin	*33.9%*	*34.9%*	
D&A	13.5	13.2	*1.9%*
% Adj. Net Revenue	*2.2%*	*2.1%*	
Adj. Operating Income[2]	190.7	204.4	*(6.7%)*
% Adj. Net Revenue	*31.7%*	*32.8%*	
Adjusted Net Income[2]	**$ 79.9**	**$ 77.1**	***3.6%***
Adjusted Earnings Per Share[2]	**$ 1.53**	**$ 1.50**	***2.0%***
Earnings Per Share - As Reported	**$ 1.39**	**$ 1.27**	***9.4%***
Net Income - As Reported	**$ 72.6**	**$ 65.5**	***10.9%***

Comments

- Adjusted Net Revenue declined 3.5% over the prior year largely due to the impact of retailer inventory adjustments, competitive product returns and lower cough/cold season dynamics
- Adjusted Gross Margin was consistent with last year at 56.7%
- A&P spend increased by 0.5 pts. to 14.9% of Adjusted Net Revenue
- Adjusted G&A as a percentage of Adjusted Net Revenue increased modestly to 7.9% largely due to the acquisition of Care
- Adjusted Net Income growth of 3.6% as lower interest expense and taxes more than offset the impact of lower revenue
- Adjusted earnings per share growth of 2.0%

Dollar values in millions, except per share data

Notes:

(1) Reported net revenue for FY'13 was $623.6 million. Adjusted net revenue for FY'13 was $624.0 million and excludes transition related costs of ~$400k.

(2) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands

PRESTIGE BRANDS Fourth Quarter & F'14 Results 24

Net Income and E.P.S. Reconciliation

	Q4				FY'14			
	3 Months Ended Q4 FY'14		3 Months Ended Q4 FY'13		12 Months Ended Q4 FY'14		12 Months Ended Q4 FY'13	
	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS
As Reported	**$ 16.0**	**$ 0.30**	**$ 19.3**	**$ 0.37**	**$ 72.6**	**$ 1.39**	**$ 65.5**	**$ 1.27**
Adjustments:								
Costs Associated with Acquisitions	-	-	-	-	1.0	0.02	0.7	0.01
Legal & Professional Fees	0.4	0.01	-	-	1.1	0.02	0.6	0.01
Transition Costs Associated with GSK	-	-	-	-	-	-	11.2	0.22
Accelerated Amortization of Debt Costs[2]	0.4	0.01	-	-	5.5	0.10	7.7	0.15
Loss on Extinguishment of Debt[3]	3.3	0.06	1.4	0.03	18.3	0.35	1.4	0.03
Tax Impact of Adjustments	(1.5)	(0.03)	(0.4)	(0.01)	(9.1)	(0.17)	(8.3)	(0.16)
Tax Impact of State Rate Adjustments	-	-	(1.7)	(0.03)	(9.5)	(0.18)	(1.7)	(0.03)
Total Adjustments	**2.6**	**0.05**	**(0.7)**	**(0.01)**	**7.3**	**0.14**	**11.6**	**0.23**
Adjusted[1]	**$ 18.6**	**$ 0.35**	**$ 18.6**	**$ 0.36**	**$ 79.9**	**$ 1.53**	**$ 77.1**	**$ 1.50**

Dollar values in millions, except per share data

(1) These Non-GAAP financial measures are also reconciled to their reported GAAP amounts in our earnings release in the "About Non-GAAP Financial Measures" section.
(2) Relates to incremental amortization of non-cash deferred debt issue costs and debt discount resulting from the accelerated paydown of our term loan.
(3) Relates to the Company's refinancing and December 2013 bond offering.

PrestigeBrands
PRESTIGE BRANDS Fourth Quarter & F'14 Results 25

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 2 6 Q4 FY'14 Q4 FY'13 FY'14 FY'13 Net Income - As Reported 16.0$ 19.3$ 72.6$ 65.5$ Depreciation & Amortization 3.3 3.3 13.5 13.2 Other Non-Cash Operating Items 12.0 14.2 37.4 46.3 Working Capital (0.6) (0.1) (11.9) 12.6 Premium Payment on Notes 2.8 - 15.5 - Accelerated Interest due to Refinancing 1.2 - 4.7 - Operating Cash Flow(1) 34.6$ 36.7$ 131.8$ 137.6$ Additions to Property and Equipment (0.1) (1.3) (2.8) (10.3) Free Cash Flow 34.5$ 35.4$ 129.0$ 127.3$ Debt Profile & Financial Compliance:  Total Net Debt at 3/31/14 of $909 million comprised of: – Cash on hand of $28 million – $287 million of term loan – $650 million of bonds  Leverage ratio(2) of 4.25x  Full year cash flow of ~$129 million, ahead of expectations Strong Free Cash Flow Dollar values in millions Note: (1) Operating cash flow is a Non-GAAP financial measure and is reconciled to GAAP net cash provided by operating activities in our earnings release in the “About Non-GAAP Financial Measures” section. (2) Leverage ratio reflects net debt / covenant defined EBITDA. Cash Flow Comments

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 2 7 Prestige Continues to Have Leading Free Cash Flow Conversion With Attractive Yields 161% 157% 144% 133% 132% 120% 115% 110% 100% 98% 89% 88% 81% Median: 115% Source: Company filings and Capital IQ Notes: For the latest twelve month period as of April 24, 2014, the day prior to the announcement of the pending acquisition of Insight Pharmaceuticals. (1) Free Cash Flow Conversion is a non-GAAP financial measure and is defined as Non-GAAP Operating Cash Flow less Capital Expenditures over Adjusted Net Income. Operating Cash Flow and Adjusted Net Income are reconciled to their reported GAAP amounts in our earnings release in the “About Non-GAAP Financial Measures” section. (2) PBH Free Cash Flow yield is calculated using non-GAAP Free Cash Flow. This non-GAAP financial measure is reconciled to net income on page 26. Free Cash Flow is reconciled to GAAP cash flow provided by operating activities in our earnings release in the “About Non-GAAP Financial Measures” section. Free Cash Flow Conversion (1) 10%(2) 11% 6% 5% 5% 5% 4% 5% 5% 6% 4% 4% 5% Yield: Median: 5%

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 2 8 $0.67 $0.99 $1.53 FY10A FY12A FY14A Prestige’s Proven Track Record of Growth $88 $135 $204 $293 $441 $602 Dollar values in millions (1) Adjusted EBITDA may be found in our earnings releases for each respective year ended March 31. (2) Free Cash Flow and Adjusted EPS may be found in the Financial Highlights section of our Annual Report for each respective year ended March 31. (3) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the “About Non-GAAP Financial Measures” section. $59 $67 $129 (1) (1) (2) (2) (2) (2) Net Sales Adjusted EBITDA Free Cash Flow Adjusted EPS 19.8% CAGR 23.3% CAGR 21.6% CAGR 22.9% CAGR (3)

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 2 9 IV. Outlook and Road Ahead: FY2015

Update on Recently Announced Acquisitions

Hydralyte

- Hydralyte™ acquisition closed April 30, 2014
- **Adds growing, market leading brand in Australia**
  - #1 position in growing oral rehydration category
  - Strong strategic fit; doubles Prestige's scale in Australia
  - Brand extension opportunities
  - Well aligned with Prestige's international distribution channels, marketing approach, supply chain, and regulatory approach insight Pharmaceuticals

- Expect Insight Pharmaceuticals to close in first half of FY2015
- **Adds attractive, new scale OTC platform in Feminine Care**
  - Strong brand and consumer franchise; Monistat becomes Prestige's largest brand
  - Increased brand support and new product pipeline are key to capturing long-term full value of the brand equity
  - Feminine care platform attractive from M&A standpoint

PrestigeBrands
PRESTIGE BRANDS Fourth Quarter & F'14 Results 30

FY2015 Outlook: Continued Brand Building and M&A Integration Key to Strong Financial Growth

- Consumer sentiment: continued caution
  - Improving macro trends (unemployment and healthcare)
  - Brand loyalty remains important while delivering value to the consumer
- Challenging retail environment: retailers will continue to protect bottom line
  - More consumer engagement vs. consumer marketing
  - Continued investment in product innovation
  - Expanded channel development (Convenience, Dollar, Club) with key brands
- Ensure successful integration of acquisitions
  - Develop women's health platform through product innovation and health care professional marketing
  - Maintain Hydralyte momentum while increasing brand/sales support and accelerating product innovation
- Continue to deliver strong and steady financial performance in FY2015[1]
  - Consistent high free cash flow of $150MM
  - 15% to 18% revenue growth
    - Flat to down 3% for 1H based on strong comps and retail environment
    - Approximately 30% for 2H based on organic growth and acquisitions
  - Adjusted E.P.S growth of 15% to 20%

Note:
(1) Assumes Insight close at September 30, 2014.

PrestigeBrands
PRESTIGE BRANDS Fourth Quarter & F'14 Results 31

Prestige: Investment Highlights

- Diversified **consumer healthcare company** in **attractive OTC market**
- **Portfolio of trusted brands** with durable consumer franchises across multiple strategic platforms
  - Strong positions in key OTC categories (eye/ear, cough/cold, fem. care, analgesics and G.I.)
- Proven **track record** of **strong financial** performance
  - Successful brand building initiatives
  - Industry leading margin and cash flow generation
  - Consistent M&A execution
- Proven **management team** supported by deep bench has delivered meaningful shareholder value creation

	2010	2012	2014
Sales:	$293 Million	$441 Million	~$800 Million(1)

Note:
(1) Pro forma for the acquisitions of Insight and Hydralyte.

PrestigeBrands
PRESTIGE BRANDS Fourth Quarter & F'14 Results 32

Drivers of Our Long-Term Value-Creation Strategy

Core OTC Growth Exceeding Industry Average + **Free Cash Flow Generation** + **Proven and Repeatable M&A Strategy**

Free Cash Flow



$129
+40%
~$175
FY14
PF FY15



Acquisitions Continue the Transformation of Prestige by Expanding into Attractive OTC Segments and Geographies
Six Acquisitions Completed in Past Five Years Have More Than Tripled Prestige's OTC Business

Expect FY2015 Adjusted E.P.S[1] of $1.75 – $1.85[2,3]
Expect Pro Forma FY2015 Adjusted E.P.S[1] of $1.90 – $2.00[3]

Dollar values in millions except for per share figures
(1) Assumes acquisition of Insight financed solely through existing term loan.
(2) Reflects Hydralyte close of 4/30/2014 and expected Insight close of 9/30/2014.
(3) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands PRESTIGE BRANDS Fourth Quarter & F'14 Results 33

P R E S T I G E B R A N D S F o u r t h Q u a r t e r & F ’ 1 4 R e s u l t s 3 4